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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                               ---------------

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) of the
                     SECURITIES AND EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) : July 18, 1995


                               GENENTECH, INC.
       ----------------------------------------------------------------
              (Exact name of registrant as specified in charter)



                                   Delaware
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                (State or other jurisdiction of incorporation)




                 1-9813                             94-2347624
       ---------------------------            -------------------------
          (Commission File No.)                   (IRS employer
                                                   identification no.)


      460 Point San Bruno Boulevard, South San Francisco, California 94080
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      (Address of principal executive offices)         (Zip Code)



      Registrant's telephone number, including area code (415) 225-1000
                                                         --------------





                       This Form 8-K consists of ______
                         sequentially numbered pages
                     Exhibit Index Appears on page _____.



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ITEM 5.     OTHER EVENTS.

                 On July 18, 1995, Genentech issued a press release relating to its earnings for the quarter ended June 30, 1995. The contents of the press release, which is attached as Exhibit 1 hereto, are hereby incorporated by reference to this Form 8-K. The press release is being filed herewith solely because it makes reference to matters relating to the proposed merger between Genentech and a wholly owned subsidiary of Roche Holdings, Inc., a transaction with respect to which Genentech has previously filed proxy materials with the Securities and Exchange Commission.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            1.     Press Release dated July 18, 1995.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        GENENTECH, INC.


                                        By:   /s/ Stephen G. Juelsgaard
                                          -----------------------------
                                          Name:   Stephen G. Juelsgaard
                                          Title:  Vice President and
                                                  General Counsel

Date:  July 18, 1995




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                                EXHIBIT INDEX

Exhibit                                                        Sequential
  No.                           Description                    Page Number
- -------                         -----------                    -----------
   1.                   Press Release dated July 18, 1995........